UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 13, 2011

EQUITY RESIDENTIAL
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12252 (Commission File Number)	13-3675988 (I.R.S. Employer Identification Number)
ERP OPERATING LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

Illinois (State or other jurisdiction of incorporation or organization)	0-24920 (Commission File Number)	36-3894853 (I.R.S. Employer Identification Number)
Two North Riverside Plaza, Suite 400
Chicago, Illinois 60606
(Address of principal executive offices)
Registrant’s telephone number: (312) 474-1300
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
See Item 2.03 below.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     On July 13, 2011, ERP Operating Limited Partnership (the “Operating Partnership”) entered into a new $1.25 billion unsecured revolving credit agreement that replaced the Operating Partnership’s then existing revolving credit facility, which was scheduled to mature on February 28, 2012. Equity Residential, the sole general partner of the Operating Partnership, remains a guarantor of the Operating Partnership’s obligations under the new credit facility. The new credit facility is with Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Book Runners, Suntrust Bank, U.S. Bank National Association, and Wells Fargo Bank, National Association, as Documentation Agents, and Citibank, N.A., Deutsche Bank Securities Inc., and Morgan Stanley Senior Funding, Inc., as Co-Documentation Agents, and a syndicate of other banks.
     The new credit facility matures on July 13, 2014, subject to a one year extension option exercisable by the Operating Partnership. The Operating Partnership has the ability to increase available borrowings up to $1.75 billion by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments. The interest rate on the advances under the new credit facility will generally be LIBOR plus a spread, which is dependent on the current credit rating of the Operating Partnership’s long-term debt and is currently 115 basis points, or based upon bids received from the lending group. In addition, there is an annual facility fee, which is based on the credit rating of the Operating Partnership’s long-term debt, and is currently 20 basis points.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit
10.1	Revolving Credit Agreement dated as of July 13, 2011 among ERP Operating Limited Partnership, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Book Runners, Suntrust Bank, U.S. Bank National Association, and Wells Fargo Bank, National Association, as Documentation Agents, and Citibank, N.A., Deutsche Bank Securities Inc., and Morgan Stanley Senior Funding, Inc., as Co-Documentation Agents, and a syndicate of other banks (the “Credit Agreement”).

10.2	Guaranty of Payment made as of July 13, 2011 between Equity Residential and Bank of America, N.A., as administrative agent for the banks party to the Credit Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL
Date: July 13, 2011	By:	/s/ Mark J. Parrell
Mark J. Parrell
Executive Vice President and Chief Financial Officer

ERP OPERATING LIMITED PARTNERSHIP
By:	Equity Residential, its general partner

Date: July 13, 2011	By:	/s/ Mark J. Parrell
Mark J. Parrell
Executive Vice President and Chief Financial Officer